                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                  ------------------------------------------------

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  April 27, 1998
                                                         ----------------


                                JAVA CENTRALE, INC.
             ----------------------------------------------------------
                (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

          California                 34-0-23936             68-0268780
--------------------------------------------------------------------------------
 (STATE OF OTHER JURISDICTION       (COMMISSION           (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)         IDENTIFICATION NO.)


1610 Arden Way, Suite 145, Sacramento, California         95815
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                 (ZIP CODE)

Company's telephone number, including area code: (916) 568-2310
                                                 --------------



--------------------------------------------------------------------------------
           (FORMER NAME OR FORMER ADDRESS,  IF CHANGED SINCE LAST REPORT.)

ITEM 5.   OTHER EVENTS

     1)   On April 27, 1998, the Company issued a press release announcing:

          a) a previously approved change of the Company's domicile from California to Delaware and change in name from Java Centrale, Inc. to Paradise Holdings, Inc. is expected to take place on May 11, 1998;

          b) the Company's goal is to diversify by aggressively seeking merger and acquisition candidates outside the food and beverage industry;

          c) and the Company has identified prospective merger and acquisition candidates and is in the process of retaining a firm to evaluate the potential success of such alliances.

     2)   On May 1, 1998, the Company issued a press release announcing:

          a) it has engaged the firm of Fredericks Shields & Company, LLP of San Diego, California to assist management in its review of the company's strategic direction;

          b) the Company is conducting a comprehensive review of its options which includes, public or private financing, the merger or acquisition of companies inside or outside the food and beverage industry and the possible sale or merger of the Company's wholly-owned subsidiary, Paradise Bakery, Inc.;

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     c)   Exhibits

          99.1 Press release dated April 27, 1998
          99.2 Press release dated May 1, 1998

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              JAVA CENTRALE, INC.
                         -----------------------------

                                   (Company)


Date:  May 4, 1998


                                   By:  /s/  JEFFREY W. DUDLEY
                                      -------------------------------------
                                      Jeffrey W. Dudley
                                      Vice President and Chief Financial Officer
                                      (Principal Financial and Accounting
                                      Officer)